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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   September 11, 1997


                            GENERAL AUTOMATION, INC.
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             (Exact name of Registrant as specified in its charter)


        Delaware                    0-5260                 95-248811
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(State or other jurisdiction      (Commission          (I.R.S. Employer
of incorporation)                 File Number)       Identification Number)


17731 Mitchell North, Irvine, California                     92714
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:    (714) 250-4800


                                 Not applicable
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         (Former name or former address, if changed since last report)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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(a)  Previous Independent Accountants

     (i) On September 11, 1997, General Automation, Inc. (the "Company") dismissed Price Waterhouse LLP as the Company's independent accountants.

     (ii) The Company's decision to change independent accountants was approved by the Audit Committee of the Company's Board of Directors.

     (iii) Neither of the reports of Price Waterhouse LLP on the Company's financial statements for the two most recent fiscal years contained an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.

     (iv) During the Company's two most recent fiscal years and through September 11, 1997, there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused them to make a reference thereto in their report on the financial statements for such years.

     (v) During the Company's two most recent fiscal years and through September 11, 1997, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(V)).

     (vi) The Company has requested that Price Waterhouse LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Price Waterhouse LLP agrees with the above statements. A copy of such letter, dated September 15, 1997, is filed as Exhibit 16 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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     The following exhibit is filed herewith and incorporated herein by this reference:

     Exhibit         Description
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       16            Letter regarding change in certifying accountant



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                                   SIGNATURE
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 17, 1997                      GENERAL AUTOMATION, INC.


                                        By:        /s/ Jane Christie
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                                           Jane Christie, President



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